                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350)

In  connection  with the  Annual  Report  on Form  10-K/A  of Lynch  Interactive
Corporation  (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert
E. Dolan, as Chief Financial Officer of the Company, hereby certifies,  pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley
Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Robert E. Dolan
                                           ---------------------
                                           Robert E. Dolan
                                           Chief Financial Officer
                                           May 2, 2005